Income Taxes (Components of Deferred Income Tax) (Details) - USD ($) $ in Thousands	Mar. 31, 2022	Mar. 31, 2021
Deferred income tax assets (liabilities):
Net operating loss carry forwards	$ 43
Provision of employee benefits	1,150	565
Depreciation and amortization	(1,172)	(661)
Revenue and cost of sales recognized for financial reporting purpose before being recognized for tax purpose	(382)	(811)
Others	4	55
Less: Valuation allowances	(43)	(105)
Net deferred income tax liabilities	$ (400)	$ (957)